UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010 (March 4, 2010)

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On March 4, 2010, Tower Bancorp, Inc. (“Tower”), the holding company for Graystone Tower Bank (“Graystone”) and First Chester County Corporation (“First Chester”), the holding company for First National Bank of Chester County (“FNB”), entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), which amends that certain Agreement and Plan of Merger dated December 27, 2009 between First Chester and Tower (the “Merger Agreement”) providing for the merger of First Chester with and into Tower (the “Merger”).

The Amendment provides for the merger of FNB with and into Graystone, with Graystone as the surviving institution (the “Bank Merger”). Graystone and FNB entered into a Bank Plan of Merger on March 4, 2010 in the form of Exhibit F to the Amendment, which is incorporated herein by this reference. The Amendment additionally provides that First Chester shall use its best efforts to sell the American Home Bank Division of FNB (the “AHB Division”) at or prior to the consummation of the Merger on terms acceptable to First Chester and Tower. First Chester has agreed to engage a financial advisor to assist in the sale of the AHB Division as soon as practicable after the execution of the Amendment.

On March 4, 2010, as required by the Amendment, Tower and First Chester entered into a Loan Agreement (the “Loan Agreement”) in the form of Exhibit G to the Amendment, which provides for a credit facility of up to $2 million permitting draws thereunder from time to time by First Chester for the purpose of contributing additional capital to FNB in the event that, as a result of the attempt to sell the AHB Division, the actual sale thereof, or the effects on FNB of such sale, FNB’s regulatory capital ratios, as reported in FNB’s quarterly call report, fall below the minimum regulatory capital ratios applicable to FNB, unless FNB’s regulator indicates that it will not take immediate action to enforce such minimum levels prior to consummation of the Merger. The obligations of First Chester under the Loan Agreement are secured by a second lien in favor of Tower in all of the common stock of FNB. Graystone holds a first lien on all of the common stock of FNB as security for a loan to First Chester described in a Current Report on Form 8-K filed by Tower on December 28, 2009. Aggregate draws under the new credit facility are limited to an amount equal to the amount of additional capital required for purposes of satisfying the minimum capital ratios applicable to FNB.

A copy of the Amendment, the form of Bank Plan of Merger and the form of Loan Agreement are each attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Other Information

The proposed transaction will be submitted to the shareholders of First Chester and Tower for their consideration and approval. In connection with the proposed transaction, Tower will be filing with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Tower and First Chester. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and First Chester, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc., 112 Market Street, Harrisburg, Pennsylvania 17101, Attention: Brent Smith, Investor Relations, telephone 717-724-4666 or by contacting First Chester Financial Corporation, 9 North High Street, West Chester, Pennsylvania 19381 Attention: John Stoddart, Investor Relations, telephone 484-881-4141. INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Tower, First Chester and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and First Chester shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and First Chester shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Tower’s executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC’s Internet site (www.sec.gov). Information about First Chester’s executive officers and directors is set forth in its most recent proxy statement filed with the SEC, which is available at the SEC’s Internet site. You can also obtain free copies of these documents from Tower or First Chester, as appropriate, using the contact information above.

This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation, dated March 4, 2010.

10.2	Form of Bank Plan of Merger by and between Graystone Tower Bank and First National Bank of Chester County (included as Exhibit F to the First Amendment to Agreement and Plan of Merger filed herewith as Exhibit 10.1).

10.3	Form of Loan Agreement by and between Tower Bancorp, Inc. and First Chester County Corporation (included as Exhibit G to the First Amendment to Agreement and Plan of Merger filed herewith as Exhibit 10.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC. (Registrant)

Date: March 9, 2010	By:	/s/ Andrew S. Samuel
Andrew S. Samuel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation, dated March 4, 2010.

10.2	Form of Bank Plan of Merger by and between Graystone Tower Bank and First National Bank of Chester County (included as Exhibit F to the First Amendment to Agreement and Plan of Merger filed herewith as Exhibit 10.1).

10.3	Form of Loan Agreement by and between Tower Bancorp, Inc. and First Chester County Corporation (included as Exhibit G to the First Amendment to Agreement and Plan of Merger filed herewith as Exhibit 10.1).